Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended January 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$864,747
Unrealized Gain (Loss) on Market Value of Futures	9,839,249
Interest Income	540,531
ETF Transaction Fees	1,400
Total Income (Loss)	$11,245,927

Expenses
Management Fees	$347,002
Professional Fees	56,577
Brokerage Commissions	38,943
Non-interested Directors' Fees and Expenses	4,106
Prepaid Insurance Expense	2,427
Total Expenses	$449,055
Net Income (Loss)	$10,796,872

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/18	$501,241,910
Additions (350,000 Shares)	15,046,589
Net Income (Loss)	10,796,872

Net Asset Value End of Month	$527,085,371
Net Asset Value Per Share (12,150,000 Shares)	$43.38

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended January 31, 2018

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(410,501)
Interest Income	14,967
ETF Transaction Fees	700
Total Income (Loss)	$(394,834)

Expenses
Management Fees	$7,643
Professional Fees	3,674
Brokerage Commissions	68
Non-interested Directors' Fees and Expenses	111
Prepaid Insurance Expense	102
Total Expenses	11,598
Expense Waiver	(2,191)
Net Expenses	$9,407
Net Income (Loss)	$(404,241)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/18	$12,629,903
Additions (100,000 Shares)	2,069,551
Net Income (Loss)	(404,241)

Net Asset Value End of Month	$14,295,213
Net Asset Value Per Share (700,000 Shares)	$20.42

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended January 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$22,830
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	(17,741)
Unrealized Gain (Loss) on Foreign Currency Translations	(13)
Interest Income	1,897
Total Income (Loss)	$6,997

Expenses
Management Fees	$966
Professional Fees	3,674
Brokerage Commissions	346
Non-interested Directors' Fees and Expenses	14
Prepaid Insurance Expense	102
Total Expenses	5,102
Expense Waiver	(3,849)
Net Expenses	$1,253
Net Income (Loss)	$5,744

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/18	$1,750,983
Net Income (Loss)	5,744

Net Asset Value End of Month	$1,756,727
Net Asset Value Per Share (100,000 Shares)	$17.57

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended January 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$887,577
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	9,411,007
Unrealized Gain (Loss) on Foreign Currency Translations	(13)
Interest Income	557,395
ETF Transaction Fees	2,100
Total Income (Loss)	$10,858,090

Expenses
Management Fees	$355,611
Professional Fees	63,925
Brokerage Commissions	39,357
Non-interested Directors' Fees and Expenses	4,231
Prepaid Insurance Expense	2,631
Total Expenses	465,755
Expense Waiver	(6,040)
Net Expenses	$459,715
Net Income (Loss)	$10,398,375

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/18	$515,622,796
Additions (450,000 Shares)	17,116,140
Net Income (Loss)	10,398,375

Net Asset Value End of Month	$543,137,311

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612